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                	SECOND AMENDMENT TO CREDIT AGREEMENT
                       	AND PROMISSORY NOTE

		This Amendment is entered into as of September 9, 1996, between BANK OF
AMERICA ILLINOIS ("Bank") and STRATEGIC DISTRIBUTION, INC. ("Company").

                             	Recitals

		A.  Bank and Company entered into a certain Credit Agreement dated as of
December 31, 1995 (the "Agreement").

		B.  Company's obligations under the Agreement are evidenced by a certain promissory note dated December 31, 1995 (the "Note").

		C.  Bank and Company desire to amend certain terms and provisions of the
Agreement and the Note as more specifically set forth below.

                             	Agreement

		1.  Definitions.  Capitalized terms used but not defined in this Amendment shall have the meaning given to them in the Agreement.

		2.  Amendment to Agreement.  Section 2.1 of the Agreement is hereby amended by substituting "$5,000,000" for "$20,000,000" in clause (ii)(a) thereof.

		3.  Amendment to Note.  The Note is hereby amended by changing the amount at the top thereof from "$20,000,000" to "$5,000,000" and by substituting "FIVE
MILLION DOLLARS" for "TWENTY MILLION DOLLARS" in the first paragraph thereof.

		4.  Representations and Warranties.  When Company signs this Amendment,
Company represents and warrants to Bank that:

			 4.1  There is no event which is, or with notice or lapse of time or both would be, or which has not been waived in writing by Bank, an Event of
  Default under the Agreement;

		 	4.2  The representations and warranties in the Agreement are true and correct as of the date of this Amendment as if made on the date of this
  Amendment;

 			4.3  This Amendment is within Company's powers, has been duly authorized, and does not conflict with any of Company's organizational papers; and

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 			4.4  This Amendment does not conflict with any law, agreement, or obligation by which Company is bound.

		5.  Effectiveness of Amendment.  This Amendment shall be effective upon
Bank's receipt of a duly executed original of this Amendment from Company.

		6.  Effect of Amendment.  Except as provided in this Amendment, all of the terms and conditions of the Agreement and the Note shall remain in full force and effect.

		7.  Counterparts.  This Amendment may be executed in counterparts, each of which when so executed shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument.

		In Witness Whereof, the parties hereto have executed this Amendment as of the day and year first above written.


BANK OF AMERICA ILLINOIS			                STRATEGIC DISTRIBUTION,INC.


By /s/ Randolph T. Kohler                  By /s/ Charles J. Martin
   ----------------------------                ---------------------------
Printed Name Randolph T. Kohler            Printed Name Charles J. Martin
             ------------------                         ------------------
Title Senior Vice President                Title Vice President
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